UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  August 31, 2020 (August 27, 2020)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2020, ServiceMaster Global Holdings, Inc. (the “Company”) issued a press release announcing the appointment of Brett T. Ponton as the new incoming Chief Executive Officer of the Company. It is expected that Mr. Ponton will start his tenure on or about September 15, 2020. The Company has determined that the continued leadership of Kim Scott, President, Terminix Residential, and Gregory L. Rutherford, President, Terminix Commercial, is important during Mr. Ponton’s transitioning to his new role and in order to retain their services, on August 27, 2020, the Compensation Committee approved an equity retention award for each of Ms. Scott and Mr. Rutherford. The equity retention awards will be granted on September 15, 2020, and each will have a grant date value of $1 million in restricted stock units (“RSUs”), which will vest on the first anniversary of the grant date, subject to continued employment with the Company through such date. The RSUs may vest sooner than the first anniversary if Ms. Scott or Mr. Rutherford is terminated by the Company before such date, in which case the RSUs will vest on a pro rata basis, calculated from the date of grant through the date of termination.

The foregoing summary of equity retention awards does not purport to be complete and is qualified in its entirety by reference to the equity retention award agreements, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

August 31, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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